EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION


                                SERVICE AGREEMENT

                                     Between

                                US AIRWAYS, INC.

                                       And

                                   CCAIR, INC.




                                   Dated as of
                                February 25, 1999

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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION


RECITALS                                                                       1
ARTICLE 1  COMPLIANCE WITH REGULATIONS                                         2
ARTICLE 2  AIR SERVICES TO BE PROVIDED BY CONTRACTOR                           3
SECTION 2.01  SCHEDULES TO BE OPERATED                                         3
SECTION 2.03  AIRCRAFT TO BE USED                                              5
SECTION 2.04  FLIGHT CREWS TO BE USED                                          7
SECTION 2.05  MAINLINE OPERATIONS                                              7
ARTICLE 3  SUPPORT SERVICES AND FACILITIES                                     8
SECTION 3.01  GENERAL PROVISION                                                8
SECTION 3.02  COMMUNICATIONS                                                   8
SECTION 3.03  RESERVATIONS                                                     8
SECTION 3.04  RESERVED                                                         9
SECTION 3.05  STATION FACILITIES AND GROUND SUPPORT SERVICE                    9
SECTION 3.06  TERMS OF TRANSPORTATION, SALES AND PROMOTION                    11
ARTICLE 4  PASSENGER FARES AND DIVISION OF REVENUES                           15
SECTION 4.01  LOCAL FARES                                                     15
SECTION 4.02  ALL OTHER FARES                                                 15
SECTION 4.03  DIVISION OF REVENUES                                            15
ARTICLE 5  AIR FREIGHT RATES                                                  16
SECTION 5.01  JOINT AIR FREIGHT RATES                                         16
SECTION 5.02  COMPENSATION TO CONTRACTOR FOR AIR FREIGHT                      16
ARTICLE 6  US MAIL                                                            17
ARTICLE 7  LIABILITY  INDEMNIFICATION AND INSURANCE                           19
SECTION 7.01  CONTRACTOR SHALL ACT AS AN INDEPENDENT CONTRACTOR               19
SECTION 7.02 LIABILITY AND INDEMNIFICATION                                    19
SECTION 7.03 INSURANCE COVERAGE                                               21
SECTION 7.04 ADDITIONAL REQUIREMENT                                           23
SECTION 7.05 CARGO LIABILITY INSURANCE                                        25
ARTICLE 8 CONSIDERATION, RECORDS AND REPORTS                                  26
SECTION 8.01 CONSIDERATION                                                    26
SECTION 8.02 RECORDS AND REPORTS                                              28
ARTICLE 9 EFFECTIVE DATE, TERMINATION AND CANCELLATION                        30

2

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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION


SECTION 9.01 EFFECTIVE DATE AND TERM                                          30
SECTION 9.02 TERMINATION                                                      31
SECTION 9.03 FORCE MAJEURE                                                    33
ARTICLE 10 OPERATING RESTRICTIONS                                             34
SECTION 10.0 USE OF CONTRACTOR'S AIRCRAFT                                     34
ARTICLE 11 TRADEMARK LICENSE FOR OPERATIONS TO BE CONDUCTED BY CONTRACTOR
           PURSUANT TO THIS AGREEMENT                                         35
SECTION 11.01 GRANT OF TRADEMARK LICENSE                                      35
SECTION 11.02 TERMS AND CONDITIONS GOVERNING TRADEMARK LICENSE                35
ARTICLE 12  ENTIRE AGREEMENT, AMENDMENT, NOTICES AND TITLES                   37
SECTION 12.01  ENTIRE AGREEMENT AND AMENDMENTS                                37
SECTION 12.02  PREVIOUS AGREEMENT                                             37
SECTION 12.03  NOTICES AND MISCELLANEOUS PROVISIONS                           37

3

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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

                                SERVICE AGREEMENT


This Agreement made as of this 15th day of December 1998, by and between US Airways, Inc., a Delaware corporation, having a principal place of business at Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227 ("US Airways") and CCAir, Inc. a Delaware corporation having a principal place of business at 4700 Yorkmont Road, 2nd Floor, Charlotte, NC 28208 ("Contractor") as follows:

                                   WITNESSETH:

        WHEREAS, US Airways holds a certificate of public convenience and necessity issued by the Department of Transportation (DOT) authorizing US Airways to engage in the interstate and overseas air transportation of persons, property and mail between all points in the United States, its territories and possessions; and

        WHEREAS, Contractor is a commuter air carrier engaged in air transportation of persons and property pursuant to Part 298 of the DOT's Economic Regulations; and

        WHEREAS, US Airways owns various trademarks, service marks and logos, including "US Airways," "US Airways Express," and distinctive exterior color decor and patterns on its aircraft, hereinafter referred to individually and collectively as the "US Airways Trademarks;" and

        WHEREAS, Contractor wishes to acquire a nonexclusive license, and US Airways does hereby grant unto the Contractor, the use of one or more of US Airways' Trademarks in connection with the scheduled air transportation services operated by Contractor pursuant to this Agreement, including the use of the "US" designator code; and

        WHEREAS, Contractor desires to operate, and US Airways is willing to contract for, US Airways Express operations in the manner and to the extent hereinafter described;

1
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

        NOW, THEREFORE, for and in consideration of the foregoing premises and the mutual covenants and obligations hereinafter set forth, the parties to this Agreement hereby agree as follows:

ARTICLE 1             COMPLIANCE WITH REGULATIONS

Contractor hereby represents, warrants, and agrees that all air transportation services performed by it pursuant to this Agreement or otherwise shall be conducted in full compliance with any and all applicable statutes, orders, rules, and regulations, whether now in effect or hereafter promulgated, of all governmental agencies having jurisdiction over Contractor's operations, including, but not limited to the Federal Aviation Administration (FAA) and the DOT. Contractor's compliance with such governmental statutes, orders, rules, and regulations shall be the sole and exclusive obligation of Contractor, and US Airways will have no obligations or responsibilities, whether direct or indirect, with respect to such matters.

ARTICLE 2             AIR SERVICES TO BE PROVIDED BY CONTRACTOR

SECTION 2.01          SCHEDULES TO BE OPERATED

(a) Throughout the life of this Agreement and any amendment or extension thereof, Contractor shall schedule and operate US Airways Express service in the following approved markets:
                                                  Minimum       Maximum
                      Market                     Roundtrip     Roundtrip

   Charlotte-----     Athens, GA                          [***]
                      Augusta, GA                         [***]
                      Columbus, GA                        [***]
                      Cincinnati, OH                      [***]


2
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

                      Gainesville, FL                     [***]
                      Greenville, NC                      [***]
                      Hickory, NC                         [***]
                      Huntington, WV                      [***]
                      Jacksonville, NC                    [***]
                      Kinston, NC                         [***]
                      Lexington, KY                       [***]
                      Lewisburg, WV                       [***](1)
                      Lynchburg, VA                       [***]
                      Rocky Mount/Wilson, NC              [***]
                      Southern Pines, NC                  [***]
                      Tallahassee, FL                     [***]
                      Winston-Salem, NC                   [***]

(b) US Airways, at its sole discretion, shall allow Contractor to operate as "US Airways Express" in additional markets provided the Contractor complies with Sections 2.01(c) and (e), Section 8.01(c), and provided, further, that US Airways reserves the right to [***] as determined by US Airways in the exercise of its sole discretion and judgment.

(c) Any changes in the schedules operated by Contractor pursuant to Section 2.01(a) or 2.0l(b) [***], must be submitted to US Airways by the deadline date established by US Airways but not less than [***] prior to the effective date of such changes, and all such changes must be approved, in advance by US Airways. Requests for [***] to Section 2.01(a) and 2.01(b) must be submitted to US Airways [***] days prior to requested service start date. Requests for changes in Contractor's schedules must be made in writing. Before such requests are issued, US Airways and Contractor will, as far in advance as practicable, advise each other of any desired modifications or amendments of their respective schedules so as to ensure that the primary needs of both the local and connecting traffic between the cities operated by Contractor as a US Airways Express Carrier are being adequately met. Within the operating capability of the

-------------------
(1) [***]


3
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

aircraft used by Contractor as described in Section 2.03, or some other substitute aircraft used by Contractor with the prior written consent of US Airways, all reasonable and practicable requests by US Airways to Contractor to adjust the service schedules required by Section 2.01 will be complied with by Contractor.

(d) If Contractor provides service as "US Airways Express" in a market operated in conjunction with US Airways Group aircraft, Contractor's scheduled departures [***], unless specifically approved in writing by US Airways. Contractor must adjust flight schedules to achieve a [***].

(e) Except as set forth in the table of approved markets set forth in Section 2.01(a), no terms, provision or condition contained in this Article shall be construed [***].

(f) Contractor shall be the sole and exclusive US Airways Express operator of propeller driven aircraft in the markets set forth in Section 2.01(a), subject to the following:

        [***]

SECTION 2.02          OPERATION OF NON-AFFILIATED FLIGHTS

Notwithstanding anything to the contrary contained in Section 2.01, Contractor shall be entitled to operate additional services under its own name in the markets covered by this Agreement, provided that such services, shall not make use of any of the services or facilities afforded to Contractor by US Airways under this Agreement and that any aircraft used in providing such services shall not bear any US Airways Express logo or markings.

SECTION 2.03          AIRCRAFT TO BE USED

(a) Contractor will provide the scheduled air services described in Section 2.01 with short-to-medium range, multi-engine, turbine-propeller aircraft, which aircraft shall meet the

4
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

requirements for commuter air carrier operations set forth in Part 298 of the DOT's Economic Regulations and the Federal Aviation Regulations. Such aircraft shall have a minimum of 19 seats and appropriate capacity for passenger baggage, freight and mail. Contractor and US Airways agree that except as expressly stated otherwise herein, the Jetstream 31 aircraft are acceptable for purposes of this Agreement provided that US Airways' ramp area, personnel, terminal and other facilities are available and adequate to accommodate such aircraft at the times scheduled taking into account other services performed by US Airways and by other US Airways Express operators which use such ramp area, terminal and other facilities.

(b) The aircraft scheduled and any replacement aircraft utilized by Contractor pursuant to Section 2.03, shall bear US Airways' Trademarks, consisting of the red, white, and blue aircraft exterior color decor and pattern provided by US Airways and the name "US Airways Express." At any time during the life of this Agreement, and at the sole discretion of US Airways, Contractor may be permitted to use such new or different trademarks and exterior color decor and patterns on its aircraft as US Airways may determine. Upon written notice from US Airways, which shall include the specifications for any such changes in trademarks and/or exterior aircraft decor and patterns, Contractor shall effect such changes as promptly as is reasonably practicable.

In addition to use of the US Airways Trademarks on its aircraft, Contractor shall use and display a suitable sign on the exterior of its aircraft identifying Contractor as the operator of the services being provided pursuant to this Agreement. The use and display of such sign shall be subject to the prior written approval of US Airways as to its nature, size and location on Contractor's aircraft.

(c) In addition to the aircraft described in Section 2.03(a) above, Contractor will arrange for, and will have available for its use such [***]. Such [***] aircraft shall meet the specifications contained in Section 2.03.

(d) Contractor will not operate any aircraft with a maximum certificated seating capacity in


5
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

excess of sixty-nine (69) seats, any F28 aircraft, or any aircraft without an external propeller without written approval by US Airways.

SECTION 2.04          FLIGHT CREWS TO BE USED

All services performed by Contractor pursuant to Sections 2.01 and 10.01 shall be operated with at least the minimum number of qualified flight crew members required by the Federal Aviation Agency. All such crew members shall at all times meet all currently applicable governmental requirements, as such requirements may be amended from time to time during the life of this Agreement, and shall be fully licensed and qualified for the services to be performed hereunder, and, in addition, all of Contractor's captains shall hold a current Airline Transport Pilot Certificate. All of Contractor's first officers must have satisfactorily completed the Airline Transport Pilot written examination by no later than the second anniversary of consecutive employment by Contractor. Such crew members shall also meet any and all requirements imposed by the insurance policies which are to be maintained pursuant to Section 7.03.

SECTION 2.05          MAINLINE OPERATIONS

Nothing contained in Section 2.01 or any other provision of this Agreement shall prevent [***].

ARTICLE 3             SUPPORT SERVICES AND FACILITIES

SECTION 3.01          GENERAL PROVISION

US Airways and Contractor will provide ground support services and facilities to the extent and in the manner set forth in the subsequent sections of this
Article 3. Such ground support services and facilities will be furnished only with respect to Contractor's scheduled air services described in Sections 2.01; provided, however, that with respect to schedules operated by Contractor in addition to the minimum schedules established by Section 2.01(a), US Airways' obligation to provide ground support and facilities to Contractor under Section 3.05(a) shall be subject to the


6
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

ability and capacity of US Airways' facilities to handle such additional schedules at costs deemed reasonable by US Airways in the exercise of its sole discretion and judgment.

SECTION 3.02          COMMUNICATIONS

Reservation telephone lines will be maintained by US Airways at the points listed in Section 2.01(a) connecting those cities with US Airways' reservations center.

SECTION 3.03          RESERVATIONS

(a) All reservations will be requested and confirmed for passengers using the services described in Sections 2.01 through US Airways' reservations system (SABRE). Connecting reservations to US Airways or to other air carriers will be requested and confirmed through US Airways' SABRE system in accordance with currently established industry methods and procedures. For passengers originating their travel at points other than those served by Contractor pursuant to Section 2.01, either on US Airways' system or on the systems of other airlines, connecting reservations to the services of Contractor will also be made in accordance with currently established industry methods and procedures. In all cases, US Airways will confirm the reservations of Contractor's passengers through the entire itinerary of their scheduled trips. When a contact number is supplied by the passengers making such reservations, US Airways will assume the responsibility of notifying passengers of any changes in Contractor's schedules or operations provided that Contractor furnishes US Airways with sufficient advance notice of such changes.

(b) Contractor agrees to make available [***] of the scheduled daily departures, in each market for [***] and an equal number of ("Z" Class) seats for [***].

(c) In the event of flight delays, cancellations or other schedule irregularities affecting Contractor's scheduled services, and as soon as information concerning such irregularities is available, Contractor shall notify US Airways' reservations control center in a manner prescribed


7
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

by US Airways and furnish US Airways such information in as much detail as practicable.

(d) Contractor shall be solely responsible for, and US Airways shall have no obligations or duties with respect to the dispatch of Contractor's flights operated pursuant to this Agreement or otherwise. For the purposes of this
Section 3.03(d), the term flight dispatch shall include, but shall not be limited to, all planning of flight itineraries and routings, fueling and flight release.

(e) From time to time, and solely upon request of Contractor or its flight crews, US Airways may furnish Contractor's flight crews with such U.S. Weather Bureau information or data as may be available to US Airways; provided, that in furnishing any such weather information or data to Contractor, neither US Airways nor its employees or agents will be responsible or liable for the accuracy thereof.

SECTION 3.04          RESERVED

SECTION 3.05          STATION FACILITIES AND GROUND SUPPORT SERVICE

(a) US Airways will provide the following services at locations (except as mutually agreed) outlined in Section 2.01 where US Airways personnel are represented, subject to provisions outlined in Section 3.01 and 8.01(c).

        (1) check-in and ticketing of Contractor's passengers at US Airways' ticket counters or, as appropriate, at the gate check-in areas;

        (2) use of US Airways' passenger facilities by Contractor's passengers;

        (3) ramp handling of Contractor's aircraft, including loading, unloading and the handling of Contractor's passengers, baggage, freight, and mail; but not including aircraft marshalling, checking, servicing, catering and provision for GPU's.

        (4) interline transfer of baggage, mail, and freight in accordance with currently established industry methods and procedures;

        (5) such security facilities, personnel, and passenger screening procedures as are required (a) by applicable orders, rules, and regulations of the FAA, and (b) by US


8
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

        Airways' FAA-approved aircraft security plan;

        (6) arrangements, made at Contractor's request and its sole cost and expense, for alternate transportation, meals, lodging, and other accommodations for Contractor's passengers as the need therefor may arise from time to time due to schedule irregularities in Contractor's operations; and

        (7) in the event US Airways is unable to accommodate Contractor's scheduled air services at US Airways' own facilities, US Airways reserves the right to provide the services and facilities herein at another suitable location on the airport selected by mutual agreement by the parties subject to provisions outlined in Section 8.01(c).

(b) Contractor will provide the following services and facilities at locations not provided under Section 3.05(a):

        (1) airport ticket counters, staffed by an adequate number of uniformed ticket agents and passenger service personnel, having been fully trained to US Airways standards;

        (2) adequate check-in areas including passenger waiting room facilities;

        (3) all ground support personnel, facilities, and equipment necessary to accommodate Contractor's passengers, freight, and mail; and

        (4) such security facilities, personnel and passenger screening procedures as are required by applicable orders, rules, and regulations of the FAA as may be required.

SECTION 3.06          TERMS OF TRANSPORTATION, SALES AND PROMOTION

(a) US Airways' Terms of Transportation, with certain exceptions as listed therein, shall be applicable to services provided by Contractor pursuant to this Agreement. Such Terms of Transportation shall at all times be available for public inspection at Contractor's corporate offices and at each airport ticket counter and sales office maintained and operated by or on behalf of Contractor.

(b) US Airways and Contractor agree that each carrier is authorized to sell air transportation of passengers and property on the scheduled flights operated by the other carrier; provided,


9
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

however, that neither US Airways nor Contractor shall issue passenger tickets or exchange orders which provide for space on a particular flight except on the basis of a confirmed reservation for such space. Such sales will only utilize US Airways "037" ticket stock, forms and other US Airways documents. Unless otherwise approved by US Airways in writing, Contractor may only issue its own ticket stock for travel on Contractors "US" designated flights to employees for the purpose of non-revenue travel.

(c) The party issuing a ticket or exchange order for passenger transportation shall [***]:

        (1) [***]. Contractor shall prepare and furnish to US Airways all written reports, accounts, and documentation that US Airways may require daily or at such lesser frequency as US Airways may prescribe, at its sole discretion, from time to time during the life of this Agreement; and

        (2) [***]. Contractor agrees to an initial US Airways [***] in accordance with the schedule set forth below:

               Schedule

               When the [***] US Airways by Contractor are between the number in Column A and the number in Column B for a period of [***], Contractor agrees to adjust the [***] to the number in Column C.

                     Column A              Column B      Column C
                     --------              --------      --------
                      [***]         and     [***]         [***]
                      [***]         and     [***]         [***]
                      [***]         and     [***]         [***]
                      [***]         and     [***]         [***]

(3) With respect to passenger transportation furnished by Contractor pursuant to this Agreement and [***] in accordance with 3.06(c) (2) above, Contractor shall be required to furnish to US Airways passenger billing information via EBCDIC media (magnetic tape) or ASCII media (diskette) in accordance with the procedures as set forth in [***].

10
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

[***]. In addition, Contractor shall prepare and furnish to US Airways all written reports, accounts and documents that US Airways may require, on a daily basis or at such lesser frequency as US Airways may prescribe, at its sole discretion, from time to time during the life of this Agreement.

US Airways may prescribe in its sole discretion from time to time during the life of this Agreement such new or different passenger and air freight sales and accounting procedures as may be required by experience or changed circumstances. In addition, US Airways and Contractor by mutual agreement, and with no less than [***] notice having been given, may establish alternative or modified passenger sales and accounting procedures in order to accommodate tickets or exchange orders issued by air carriers which are not participants in the Clearing House.

(g) [***]. Each party who accepts as payment a credit card charge in exchange for issuing tickets, exchange orders or air freight bills for transportation of persons or property on Contractor, US Airways or other carriers shall [***]. US Airways may [***].

(h) Contractor shall assume full liability for and shall indemnify, defend, protect, save, and hold harmless US Airways, its directors, officers, agents, and employees from any and all liabilities1 damages, claims, suits, judgments, and all related expenses or losses on account of the loss, misapplication, theft or forgery of passenger tickets, exchange orders, airbills or other supplies furnished by or on behalf of US Airways to Contractor, or the proceeds thereof, whether or not such loss is occasioned by the insolvency of either the purchaser of the aforesaid passenger tickets, exchange orders, airbills or other documents or of a bank in which Contractor may have deposited such proceeds. Contractor's responsibility hereunder for passenger tickets, exchange orders, airbills, and other supplies shall commence immediately upon delivery of said passenger tickets, exchange orders, airbills, and other supplies into the possession of Contractor or any duly authorized officer, agent or employee of Contractor. US Airways shall furnish Contractor prompt and timely notice of any claims made, or suits instituted against US Airways which in any way may result in the indemnification hereunder and Contractor shall have the right


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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

to compromise or participate in the defense of same to the extent of its own interest.

(i) US Airways will include the scheduled air services provided by Contractor pursuant to Section 2.01 in its public timetables. All references in US Airways' public timetables to Contractor's US Airways Express services shall also contain notations indicating that such scheduled services are performed by Contractor as an independent contractor under the appropriate US Airways Trademarks.

ARTICLE 4             PASSENGER FARES AND DIVISION OF REVENUES

SECTION 4.01          LOCAL FARES

[***].

SECTION 4.02          ALL OTHER FARES

US Airways will establish all fares using the "US" designator except those specifically addressed in Section 4.01.

SECTION 4.03          DIVISION OF REVENUES

(1) All fares will be divided in accordance with [***], unless the division of such fares is otherwise mutually agreed to by US Airways and Contractor. [***]
(2) Where either party has a connecting middle city within the routing revenue [***].

ARTICLE 5             AIR FREIGHT RATES

SECTION 5.01          JOINT AIR FREIGHT RATES

Throughout the life of this Agreement, US Airways and Contractor shall establish and maintain


12
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

joint air freight rates, including rates covering general commodity, small package, and priority air freight shipments.

SECTION 5.02          COMPENSATION TO CONTRACTOR FOR AIR FREIGHT

For the transportation of air freight on the scheduled services to be operated by Contractor pursuant to Section 2.01 above, US Airways will pay Contractor the following:

        (a)    General Commodity Freight           [***];
        (b)    Priority Freight                    [***];
        (c)    Small Package Freight               [***].

The foregoing rates to be paid Contractor for the transportation of air freight shall be subject to adjustment from time to time as required by experience and as mutually agreed to by US Airways and Contractor. Operator has the right to audit STARS Cargo reimbursement system on an annual basis.

ARTICLE 6             US MAIL

(a) Contractor shall accept for transportation, and shall transport on the regularly scheduled air transportation services it shall operate pursuant to
Section 2.01 of this Agreement, such U.S. mail as shall be tendered to it by the United States Postal Service (USPS) and by US Airways. In the performance of its transportation of the U.S. mail as aforesaid, Contractor shall observe and comply with any and all applicable postal regulations, instructions and procedures and with any applicable orders or regulations of the DOT governing the transportation of mail by scheduled air carriers.

(b) All mail transported by Contractor pursuant to this Article 6 shall be transported under the currently effective service mail rates established by the DOT or the USPS for the transportation of the U.S. mail by US Airways. US Airways shall make all reports and keep all


13
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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

records and accounts and perform such other administrative functions as may be required by the USPS in connection with the transportation of the mails by Contractor in the markets covered by this Agreement.

(c) All payments by the USPS under US Airways' effective service mail rates for the transportation of the mails by Contractor in the markets covered by this Agreement, shall be made to US Airways. US Airways shall pay to Contractor [***] for all categories of mail boarded on Contractor's scheduled flights. The rate of [***] of mail boarded established by this paragraph (c) shall be subject to adjustment from time to time during the effectiveness of this Agreement as mutually agreed upon by US Airways and Contractor.

(d) Contractor shall assume full liability for and shall indemnify, defend, protect, save, and hold harmless US Airways, its directors, officers, agents, and employees from and against any and all liabilities, damages, claims, demands, suits, judgments, including, without limitation, any and all fines, penalties or other sanctions imposed by the USPS (including all costs, fees, and expenses in connection therewith or incident thereto), for the loss, delay, damage or destruction of any of the mails tendered to Contractor by the USPS or by US Airways for transportation pursuant to this article and for any and all violations or failures on the part of Contractor, its directors, officers, agents, employees or independent contractors to observe and comply with any applicable rules, regulations or orders of the USPS, the DOT, or any other duly authorized governmental agency relating to the transportation of the mails, arising out of, or in any way connected with the performance by Contractor, its directors, officers, agents, employees, and independent contractors of the transportation of the mails pursuant to this Agreement. US Airways shall give Contractor prompt and timely notice of any claims made, suits instituted or fines, penalties or other sanctions imposed against US Airways, which in any way result in the indemnification hereunder, and Contractor shall have the right to participate in the compromise, or the defense of same, at its sole expense and to the extent of its own interest. In the event US Airways shall be required to pay any fine, penalty or other monetary sanction imposed against US Airways which in any way results in the indemnification hereunder, it is mutually agreed that the amount of such fines, penalties or other monetary sanctions shall be deducted and set off


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                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

against payments US Airways is required to make to Contractor pursuant to paragraph (c) above, such deduction and set out to continue until US Airways recovers the full amount of any fine, penalty or other monetary sanction it shall be required to pay by reason of any act or omission of Contractor, its directors, officers, agents, employees, and independent contractors in the performance under this article.

ARTICLE 7             LIABILITY  INDEMNIFICATION AND INSURANCE

SECTION 7.01          CONTRACTOR SHALL ACT AS AN INDEPENDENT CONTRACTOR

(a) The employees, agents, and/or independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement shall be employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances shall be deemed to be employees, agents or independent contractors of US Airways. In its performance under this Agreement, Contractor shall act, for all purposes, as an independent contractor and not as an agent for US Airways. US Airways shall have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder, and all complaints or requested changes in procedures shall, in all events, be transmitted by US Airways to a designated officer of Contractor. Nothing contained in this Agreement is intended to limit or condition Contractor's control over its operations or the conduct of its business as a commuter air carrier, and Contractor and its principals assume all risks of financial losses which may result from the operation of the air services to be provided by Contractor hereunder.

(b) The employees and agents of US Airways engaged in performing any of the services US Airways is to perform pursuant to this Agreement shall be employees and agents of US Airways for all purposes, and under no circumstances shall be deemed to be employees and agents of Contractor. Contractor shall have no supervision or control over any such US Airways employees and agents and any complaint or requested change in procedure shall be transmitted by Contractor to US Airways' designated representative.

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

SECTION 7.02          LIABILITY AND INDEMNIFICATION

(a) Each party hereto assumes full responsibility for any and all liability to its own directors, officers, employees, or agents on account of injury, or death resulting from or sustained in the performance of their respective services under this Agreement.

(b) Contractor shall indemnify, defend, protect, save, and hold harmless US Airways, its directors, officers, employees, and agents from and against any and all liabilities, claims, demands, suits, judgments, damages, and losses (including the costs, fees, and expenses in connection therewith and incident thereto), brought against US Airways, its directors, officers, employees or agents by or on behalf of any director, officer, employee, agent or independent contractor of Contractor or anyone else claiming through such persons, or by reason of damage or destruction of property of any such person, or injury to or death of such person, caused by or arising out of any act or omission occurring while this Agreement is in effect. US Airways shall give Contractor prompt and timely notice of any claim made or suit instituted against US Airways which in any way results in indemnification hereunder, and Contractor shall have the right to compromise or participate in the defense of same to the extent of its own interest.

(c) Each party, with respect to its own employees, accepts full and exclusive liability for the payment of worker's compensation and/or employer's liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or by any state or local governmental body with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees or otherwise, and each party further agrees to make such payments and to make and file all reports and returns, and to do everything necessary to comply with the laws imposing such taxes, contributions or other payments.

(d) Contractor hereby assumes liability for and shall indemnify, defend, protect, save, and

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

hold harmless US Airways, its directors, officers, agents, and employees from and against any and all liabilities, claims, demands, suits, judgments, damages, and losses (including all costs, fees, and expenses in connection therewith or incident thereto), for death of or injury to any person whomsoever, including, but not limited to Contractor's directors, officers, employees, or agents, and for loss of, damage to, or destruction of any property whatsoever, including any loss of use thereof, and including, but not limited to, property of Contractor, its directors, officers, employees or agents, caused by, arising out of, or in any way related to the performance, operations, and any acts or omissions of either Contractor or US Airways, or their respective directors, officers, employees, and agents, except for the gross negligence or willful misconduct of US Airways, its directors, officers, employees or agents, which are in any way related to the services contemplated by this Agreement, and in the case of Contractor alone, any other services, or acts or omissions or the use, operation, storage or possession of any aircraft, whether or not bearing US Airways Express exterior decor, colors, and logo, and whether or not used in performance of the services contemplated hereby or in connection with any other services permitted by Article 10, or otherwise. US Airways shall give Contractor prompt and timely notice of any claim made or suit instituted against US Airways which in any way results in indemnification hereunder, and Contractor shall have the right to compromise or participate in the defense of same to the extent of its own interest.

SECTION 7.03          INSURANCE COVERAGE

(a) In consideration of the privileges granted herein, Contractor shall, at all times during the effectiveness of this Agreement, commencing with the first day thereof, have and maintain in full force and effect policies of insurance satisfactory to US Airways, of the types of coverage, including coverage on all aircraft described in Section 2.03, and in the minimum amounts stated below with companies satisfactory to US Airways and under terms and conditions satisfactory to US Airways as follows:

        Minimum Amounts of Insurance Coverage (US Currency)

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

        1.     AIRCRAFT LIABILITY AND GROUND LIABILITY INSURANCE
               (Including Comprehensive Public Liability)
               a.     Bodily Injury and Personal Injury -Passengers
               b.     Bodily Injury and Personal Injury -Third Parties
               c.     Property Damage

        The minimum amounts of insurance coverage required under this paragraph shall be [***], per occurrence, combined single limit for all coverage required under this paragraph 1 utilizing aircraft with less than [***] seats and [***] per occurrence combined single limit liability for all coverage utilizing aircraft with [***] or greater seating capacity.

               Per Accident

        2.     WORKMAN' S COMPENSATION INSURANCE:
               (Company Employees)                 Statutory

        3.     EMPLOYER' S LIABILITY:
               (Company Employees)                 [***]

        4.     ALL RISK HULL INSURANCE             [***]
               ON AIRCRAFT PERFORMING              [***]
               SERVICES HEREUNDER:                 [***]

        5.     BAGGAGE LIABILITY:                  [***] (Per Passenger)

        6.     CARGO LIABILITY:                     [***] Any One Aircraft
                                                    [***] Any One Disaster
                                                    With Terms, Limitations and
                                                    Conditions Acceptable to

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

                                                    US Airways

(b) The parties hereby agree that from time to time during the life of this Agreement, US Airways may require Contractor to have and maintain greater coverage than the amounts set forth in paragraph (a) above, should the circumstances and conditions of Contractor's operations under this Agreement be deemed in US Airways' sole judgment, to require reasonable increases in any or all of the foregoing minimum insurance coverage.

SECTION 7.04          ADDITIONAL REQUIREMENT

(a) Contractor shall cause the policies of insurance described in Section 7.03 to be duly and properly endorsed by Contractor's insurance underwriters as follows:

        (1) as to the policies of insurance described in paragraphs 1, 2, 3, 4, 5, and 6 of said Section 7.03(a);

               (A) to provide that any waiver of rights of subrogation against other parties by Contractor will not affect the coverage provided hereunder with respect to US Airways; and

               (B) to provide that Contractor's underwriters shall waive any and all subrogation rights against US Airways its directors, officers, agents, and employees without regard to any breach of warranty on the part of Contractor or to provide other evidence of such waiver of recourse against US Airways, its directors, officers, agents, or employees as shall be acceptable to US Airways.

        (2) as to policies of insurance described in paragraphs 1, 5, and 6 of said Section 7.03(a)

               (A) to provide that US Airways, its directors, officers, agents, and employees shall be endorsed as Additional Insured parties thereunder; and

               (B) to provide that said insurance shall be primary insurance and to acknowledge that any other insurance policy or policies of US Airways shall be secondary or excess insurance;

               (3) as to policies of insurance described in paragraphs 1 and 4 of said Section

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

               7.03(a) to provide a breach of warranty clause to said policies acceptable to US Airways;

               (4) as to policies of insurance described in paragraph 1 only of said Section 7.03(a):

                      (A) to provide, with respect to claims in favor of US Airways, its directors, officers, agents and employees against Contractor, its directors, officers, agents and employees, that US Airways, its directors, officers, agents, and employees shall not be deemed to be insured under the said insurance policies, and to [***]; and

                      (B) to provide contractual liability insurance coverage for liability assumed by Contractor under this Agreement.

               (5) as to policies of insurance described in paragraph 4 above of said Section 7.03(a), to provide that said Aircraft Hull Insurance shall be [***] basis, and, except with the consent of US Airways, shall not be subject to more than [***] deductibles in the event of loss, settled on the basis of a total loss, all losses shall be payable in full;

               (6) as to any insurance obtained directly from foreign underwriters, to provide that US Airways may maintain against said Contractor's underwriters a direct action in the United States upon said insurance policies and to this end provide a standard service of suit clause designating a United States attorney in Washington, D.C. or New York, N.Y.

(b) Contractor shall cause each of the insurance policies referred to in Section
7.03 to be duly and properly endorsed to provide that said policy or policies or any part or parts thereof shall not be cancelled, terminated or materially altered, changed or amended by Contractor's insurance underwriters, until after [***] written notice to US Airways which [***] notice period shall commence to run from the date such notice is actually received by US Airways.

(c) Upon the effective date of this Agreement, and from time to time thereafter upon request by US Airways, Contractor shall furnish to US Airways evidence satisfactory to US Airways of

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

the aforesaid insurance coverage and endorsements, including certificates certifying that the aforesaid insurance policy or policies with the aforesaid policy limits are duly and properly endorsed as aforesaid and are in full force and effect. Initially, this evidence shall be certified copies of the policies required hereunder.

(d) In the event Contractor fails to maintain in full force and effect any of the insurance and endorsements described in Sections 7.03 and 7.04, US Airways shall have the right (but not the obligation) to procure and maintain such insurance or any part thereof. The cost of such insurance shall be payable by Contractor to US Airways upon demand by US Airways. The procurement of such insurance or any part thereof by US Airways does not discharge or excuse Contractor's obligation to comply with the provisions of Sections 7.03 and 7.04. Contractor agrees not to cancel, terminate or materially alter, change or amend any of the policies referred to in Section 7.03 until after providing [***] advance written notice to US Airways, of its intent to so cancel, terminate or materially alter, change or amend said policies of insurance, which [***] notice period shall commence to run from the date notice is actually received by US Airways.

SECTION 7.05          CARGO LIABILITY INSURANCE

US Airways agrees to make available to Contractor cargo liability insurance coverage under US Airways' cargo liability insurance policy solely with respect to air freight transported by Contractor under a US Airways airfoil in scheduled air services operated pursuant to Sections 2.01 and 2.03 and such coverage shall be deemed to satisfy Contractor's obligation to have and maintain in full force and effect cargo liability insurance coverage in accordance with the terms of
Section 7.03(a)(6), provided however, that US Airways may cancel, terminate, alter, change or amend the cargo liability insurance coverage furnished to Contractor pursuant to this Section 7.06, upon [***] written notice to Contractor, and provided. further, if US Airways cancels or terminates such coverage with respect to Contractor, Contractor shall furnish US Airways evidence, on or before the effective date of such cancellation or termination, that it has obtained cargo liability insurance coverage in accordance with
Section 7.03(a)(6).

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

ARTICLE 8             CONSIDERATION, RECORDS AND REPORTS

SECTION 8.01          CONSIDERATION

(a) For and in consideration of [***] to be provided to Contractor hereunder; the [***] granted to Contractor authorizing the specified uses of US Airways' Trademarks and other valuable consideration provided by this Agreement, Contractor shall pay to US Airways Service Charges as follows:

               [***]

(b) Contractor shall remit such Service Charges to US Airways [***], but in no event later than [***]. In the event Contractor fails to pay US Airways in full all Service Charges payable hereunder when due, Contractor agrees to pay to US Airways, in addition to such Service Charges, interest on the unpaid balance of such Service Charges computed at the rate per annum of [***] charges at its principal office in New York on short-term loans to large businesses with the highest credit standing, with a minimum rate per annum of [***] from the due date thereof to the date of payment.

(c) It is hereby mutually agreed and understood by the parties hereto that the aforesaid Service Charges [***] contemplate that in the performance of the services described in Article 3 hereof, [***].

(d) The aforesaid Service Charges [***] shall be subject to adjustment by US Airways from time to time during the term of this Agreement in order to more accurately reflect US Airways' cost experienced in furnishing the services contemplated hereby. Such adjustments shall be made upon [***] advance notice in writing from US Airways to Contractor.

(e) All payments and/or reimbursements contemplated in this Article shall be deemed to be in addition to and not in lieu of any other payments and/or reimbursements required of either party hereto by other articles of this Agreement, including but not limited to Article 3.

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

SECTION 8.02          RECORDS AND REPORTS

(a) Contractor shall provide reports in a form acceptable to US Airways detailing scheduled air services operated by Contractor pursuant to Sections 2.01.
        (1) Reports due by the [***] of the following [***] shall contain the following minimum:

               [***]

        (2) Reports due by the 5th working day of the month shall contain the following minimum:

               [***]

        (3) Operator's Dispatch shall report immediately to US Airways' System Control for inclusion into B.A.S.I.S any incident, accident (ground or flight) that affects or could affect the safety of any operations conducted under this Agreement.

(b) Contractor shall furnish US Airways once every [***] unaudited financial statements including Contractor's current corporate balance sheets and profit and loss statements, and within [***] after the close of its fiscal year, Contractor shall furnish US Airways with audited financial statements including, separately and on a consolidated basis, the balance sheet and profit and loss statement of Contractor. If Contractor is a subdivision, subsidiary or other entity, then this paragraph shall be a specific requirement of that entity, not the consolidated unit.

(c) At US Airways' option, an authorized representative of US Airways may inspect Contractor's corporate records and accounts once during each calendar quarter during the life of this Agreement.

(d) Contractor shall promptly furnish US Airways a copy of every report that Contractor files with the DOT, or some successor agency and such other traffic, operating and financial information as US Airways may request, from time to time, during the life of this Agreement.

(e) Contractor shall also promptly furnish US Airways with a copy of every report that

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

Contractor prepares, whether or not such report is filed with the FAA, National Transportation Safety Board (NTSB) or any other governmental agency, relating to any accident or incident involving an aircraft used by Contractor in performing services under this Agreement, whether or not such aircraft bears any US Airways Trademarks, when such accident or incident is claimed to have resulted in the death of or injury to any person or the loss of, damage to or destruction of any property.

(f) Contractor shall promptly notify US Airways in writing of (i) any change in or relinquishment of the ownership or control of Contractor or (ii) any agreement contemplating such a change or relinquishment. Contractor agrees to provide promptly a copy of such agreement, if in writing, to US Airways.

ARTICLE 9             EFFECTIVE DATE,  TERMINATION AND CANCELLATION

SECTION 9.01          EFFECTIVE DATE AND TERM

(a) This Agreement will become effective on the date first written above and will continue in effect thereafter until December 31, 2003, unless it is terminated at an earlier date pursuant to one or more of the provisions of this
Article 9.

(b) The scheduled air transportation services to be operated by Contractor as from time to time established pursuant to Section 2.01 shall be maintained, without interruption, throughout the term of this Agreement, except and until such scheduled transportation services are modified in accordance with Section 2.01.

(c) In the event there is any change in the statutes governing the economic regulation of air transportation, or in the applicable rules, regulations or orders of the DOT or some successor agency or department of the government having jurisdiction over air transportation which change or changes materially affect the rights and/or obligations presently in force with respect to the air transportation services of US Airways or Contractor, or both, then the parties hereto will consult,

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

within thirty (30) days after any of the occurrences described herein, in order to determine what, if any, changes to this Agreement are necessary or appropriate, including but not limited to the early termination and cancellation of this Agreement. If the parties hereto are unable to agree whether any change or changes to this Agreement are necessary and proper, or as to the terms of such changes, or whether this Agreement should be cancelled in light of the occurrences described above, and such failure to reach agreement shall continue for a period of thirty (30) days following the commencement of the consultations provided for by this Section 9.01(c), then this Agreement may be cancelled by either US Airways or Contractor upon providing the other party a minimum of ninety (90) days' written notice of such cancellation.

SECTION 9.02          TERMINATION

(a) In addition to the foregoing provisions of this Article, this Agreement may be cancelled or terminated by either US Airways or Contractor if there is an assignment of this Agreement or of any of the rights, duties or obligations created hereunder with respect to any party to this Agreement without the written consent of the other party. In the event that this Agreement is assigned, whether by operation of law or otherwise, without such consent having been given in writing, the party not making the assignment shall have the right immediately to terminate the Agreement by telegraphic or written notice to the other party. Notwithstanding the foregoing, US Airways may, without consent of the other party hereto, assign, or transfer this Agreement to any company into which or with which US Airways or its successors may be merged, combined or consolidated, or which may otherwise succeed to substantially all of US Airways' assets.

(b) In the event that US Airways shall file a voluntary petition in bankruptcy or that proceedings in bankruptcy shall be instituted against it and US Airways shall be adjudged bankrupt, or that a court shall take jurisdiction of US Airways and its assets pursuant to proceedings brought under the provisions of any federal reorganization act, or that a receiver of US Airways' assets shall be appointed and such taking or appointment shall not be stayed or vacated within a period of sixty (60) days, Contractor may thereupon terminate this Agreement by fifteen (15) days' prior written notice to US Airways.

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

(c) If US Airways shall fail to perform, keep, and observe any of the terms, covenants or conditions herein contained on the part of US Airways to be performed, kept or observed, Contractor may give US Airways notice in writing to correct such condition or cure such default and, if any such condition or default shall continue for sixty (60) days after the receipt of such notice by US Airways and, if within such period of time US Airways has not prosecuted with diligence the correction of such condition or default, Contractor may then terminate this Agreement upon fifteen (15) days' prior written notice, and this Agreement shall thereupon cease and expire at the end of such fifteen (15) days in the same manner and to the same effect as if it were the expiration of the original term.

(d) US Airways, in addition to the other provisions of this section and Section
9.01 above, may terminate this Agreement upon not less than sixty (60) days' written notice to the other party hereto should any one of the following conditions occur during the time this Agreement is in effect:

        (1) if Contractor fails to maintain the minimum operations in any of the markets as specified from time to time in Section 2.01(a) during the effectiveness of this Agreement, or fails to retain and/or utilize the aircraft specified in Section 2.03 in the manner provided in Article 2, except as otherwise provided herein;

        (2) if, during any one (1) calendar month during the life of this Agreement, Contractor's flight completion factor shall fall below ninety-five percent (95%) due to cancellations attributable to maintenance or operational deficiencies within Contractor's normal management control;

        (3) if Contractor fails to comply with the trademark license provisions of Article 11 of this Agreement;

        (4) in the event that Contractor shall file a voluntary petition in bankruptcy or that proceedings in bankruptcy shall be instituted against it and Contractor shall be adjudged bankrupt, or that a court shall take jurisdiction of Contractor, and its assets pursuant to proceedings brought under the provisions of any federal reorganization act, or that a receiver of the assets of Contractor shall be appointed and such taking or appointment

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

        shall not be stayed or vacated within a period of sixty (60) days, or that Contractor shall be divested of, or be prevented by any action of any federal authority from conducting and operating its air transportation operations, or any of Contractor's aircraft shall be grounded by any governmental authority having jurisdiction;

        (5) if Contractor shall fail to perform, keep, and observe any of the terms, covenants or conditions herein contained on the part of such party to be performed, kept or observed, US Airways may give Contractor notice in writing to correct such condition or cure such default and, if any such condition or default shall continue for ten (10) days after the receipt of such notice and if within such period of time the correction of such condition or default has not been accomplished; provided, however, that Section 9.02(d)(2) above shall not be applicable to this sub-section.

        (6) if there is, without the written approval of US Airways first had and obtained, any change in or relinquishment of the ownership or control or President or chief Executive Officer of Contractor. For purposes of this Agreement, ownership or control of Contractor shall consist of voting control of twenty-five percent (25%) of the outstanding voting capitol stock of Contractor.

(e) Either US Airways or Contractor may terminate this Agreement without cause at any time upon one hundred eighty (180) days' written notice to the other party. US Airways incurs substantial personnel, facilities and other costs in contemplation of continued provision of Contractor's US Airways Express services, which costs cannot be eliminated without adequate advance notice. In the event Contractor terminates this Agreement on less than one hundred eight
(180) days' written notice, Contractor agrees to pay to US Airways [***]. Such costs shall include, but are not limited to, [***].

(f) Any early termination or cancellation of one or more of the provisions of this Article 9 shall not be construed so as to relieve any party hereto of any debts or monetary obligations to the other party that shall have accrued hereunder prior to the effective date of such termination or cancellation.

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

SECTION 9.03          FORCE MAJEURE

Neither US Airways nor Contractor shall be liable for any failure to perform under this Agreement if such failure is due to causes beyond its control, including, but not limited to, acts of God or the public enemy, fire, floods, epidemics, quarantine or strikes; provided. however, that the foregoing shall not apply to the obligations assumed by Contractor under Article 7 of this Agreement.

ARTICLE 10            OPERATING RESTRICTIONS

SECTION 10.01         USE OF CONTRACTOR'S AIRCRAFT

In the event that aircraft owned and/or operated by Contractor bearing the US Airways Trademarks are available and can be utilized without adversely affecting in any manner the regular scheduled services operated pursuant to Sections 2.01, such aircraft may be used:

        (1) for nonscheduled planeload passenger charters; or

        (2) for scheduled or nonscheduled services limited to the transportation of freight and/or mail in markets other than the markets described in
        Section 2.01; or

        (3) on an emergency basis in operations not covered by this Agreement.

ARTICLE 11 TRADEMARK LICENSE FOR OPERATIONS TO BE CONDUCTED BY CONTRACTOR PURSUANT TO THIS AGREEMENT

SECTION 11.01         GRANT OF TRADEMARK LICENSE

Contractor will conduct all operations described in Section 2.01 above, and any additional operations undertaken by subsequent amendment hereto, under the service mark "US Airways Express" and shall utilize the US Airways service marks consisting of the exterior color decor and patterns on its aircraft as prescribed by US Airways. US Airways hereby grants to Contractor a nonexclusive, nontransferable license to use such US Airways service marks in connection

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

with the services to be rendered by Contractor under this Agreement; provided. however, that at any time during the life of this Agreement, US Airways may alter, amend or revoke the license hereby granted and require Contractor's use of any new or different US Airways service marks in conjunction with the air transportation services provided hereunder as US Airways may determine in the exercise of its sole discretion and judgment.

SECTION 11.02         TERMS AND CONDITIONS GOVERNING TRADEMARK LICENSE

(a) Contractor hereby acknowledges US Airways' ownership of the US Airways service marks, further acknowledges the validity of the US Airways service marks, and agrees that it will not do anything in any way to infringe or abridge US Airways' rights in its service marks and trademarks or directly or indirectly to challenge the validity of the US Airways service marks.

(b) Contractor agrees that, in providing the services to be provided under this Agreement in conjunction with one or more of the US Airways service marks, it will conform to such standards of service (including types of aircraft, qualification of personnel, customer service standards, and other reasonable quality control measures) as may be prescribed by US Airways either specifically in this Agreement or by subsequent communications to Contractor. US Airways shall have the right, through such agents or representatives as it may designate, to inspect the services and standards being performed by Contractor under this Agreement and in the event that, in US Airways' opinion, there has been some deviation from such services and/or standards, Contractor agrees upon written notice from US Airways to rectify promptly any such deviation.

(c) Contractor shall not, without US Airways' express prior written consent, advertise the services to be rendered hereunder, nor make use of the US Airways Trademarks referred to in Section 11.01 above in any advertising. US Airways shall have absolute discretion to withhold its consent concerning any and all such advertising and use of the US Airways Trademarks in advertising by Contractor. In the event US Airways approves the use of such US Airways Trademarks in any advertising, such advertising shall identify US Airways as the owner of such trademark(s), and to the extent that any mark is registered, shall so specify.

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

(d) To the extent that Contractor is licensed to use the mark "US Airways," Contractor will use said mark only in the mark "US Airways Express" and then only in conjunction with the services specifically embraced by this Agreement.

(e) Nothing in this Agreement shall be construed to give Contractor the exclusive right to use the US Airways Trademarks, or to bridge US Airways' right to use and/or to license its trademarks, and US Airways hereby reserves the right to continue use of the US Airways Trademarks and to license such other uses of said trademarks as US Airways may desire.

(f) No term or provision of this Agreement shall be construed to preclude the use of the trademarks "US Airways Express" or the aircraft exterior color decor and patterns by other individuals or corporations not covered by this Agreement.

(g) Should this Agreement be cancelled or otherwise terminated for any reason as set forth in Article 9 hereof, the license permitting Contractor to use the US Airways Trademarks shall terminate and such marks shall not thereafter be used by Contractor in connection with any operations of Contractor.

ARTICLE 12            ENTIRE AGREEMENT, AMENDMENT, NOTICES AND TITLES

SECTION 12.01         ENTIRE AGREEMENT AND AMENDMENTS

(a) This Agreement represents the entire agreement between the parties hereto unless subsequently amended as hereinafter provided, and said Agreement shall not be modified or cancelled by mutual agreement or in any manner except by an instrument in writing, executed by the parties or their respective successors in interest.

(b) The parties hereto may by mutual agreement amend any provision of this Agreement, or delete or add any provision to this Agreement by an instrument in writing, executed by each of


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

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

the parties or their authorized representatives or successors in interest Any amendment, deletion or additions executed as prescribed herein shall become a part of, and shall be construed as part of this Agreement.

SECTION 12.02         PREVIOUS AGREEMENT

This Agreement cancels and supersedes all previous Service Agreements, including the Service Agreement dated November 1, 1988.

SECTION 12.03         NOTICES AND MISCELLANEOUS PROVISIONS

(a) Any and all notices, approvals or demands required or permitted to be given by the parties hereto shall be sufficient if sent by certified mail, postage prepaid, overnight delivery service, or facsimile to US Airways addressed to:

        Vice President-Express Division   Telephone Number:     703-872-7062
        US Airways                        Facsimile Number:     703-872-7312
        Crystal Park Four
        2345 Crystal Drive
        Arlington, VA 22227
        and to
        Contractor, addressed to:

        President                         Telephone Number:     704-359-8990
        CCAir, Inc.                       Facsimile Number:     704-359-0351
        4700 Yorkmont Rd., Second Floor
        Charlotte, NC  28208

or to such other addresses in the continental United States as the parties may specify by notice as provided herein.

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

                                                                 EXHIBIT 10.3(G)
                                        [***] INDICATES CONFIDENTIAL INFORMATION

(b) Description titles contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

(c) This Agreement shall be governed by and construed and enforced in accordance with the laws of the [***] as though the entire agreement were performed in [***] and without regard to [***] conflict of laws statutes. The Parties further agree that they consent to the jurisdiction of the [***] or the federal courts located within the [***] and waive any claim of lack of jurisdiction or forum non conveniens.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be entered into and signed as of the day and year first written above.

                                            CCAIR, Inc.


WITNESS:       __________________________   By: ________________________________
                                                          Kenneth W. Gann
                                                          President and CEO


                                            US Airways

WITNESS:____________________________        By:_________________________________
                                                          Gregory T. Taylor
                                                          Vice President
                                                          US Airways Express


33